UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004



FORM 8-K



CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2017



Oakridge Holdings, Inc.
(Exact name of registrant as specified in its charter)






Minnesota
(State or Other Jurisdiction of
Incorporation)


0-1937
(Commission File Number)


41-0843268
(IRS Employer
Identification No.)



400 West Ontario Street
Unit 1003
Chicago, IL 60654
(Address of principal executive offices; zip code)

Registrant's telephone number, including area code: (312) 505-9267



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

-
Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

-
Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

-
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

-
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))


7.01. Regulation FD Disclosure.
Monthly Operating Report
    As previously disclosed, on May 22, 2017, Oakridge Holdings, Inc.
 ("we" or the
"Company") and our operating subsidiary, Stinar HG, Inc., a Minnesota corporation ("Stinar" and together with the Company, the "Debtors") filed voluntary petitions in the United States
Bankruptcy Court for the District of Minnesota (the "Bankruptcy Court") seeking relief under
Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"). The Chapter 11
Cases are being administered under the captions "In re Oakridge
Holdings, Inc.," Case No. 17-
31669 and In re Stinar HG, Inc., dba Stinar Corporation Case
No. 17-341670 (the "Chapter 11
Cases"). The Debtors continue to operate their businesses and manage their properties as
"debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

    On December 20, 2017, the Debtors filed their monthly operating reports for the period of
November  1, 2017 through November 30, 2017 with the Bankruptcy
Court (the "Monthly
Operating Reports). The Monthly Operating Report of Oakridge Holdings, Inc. is attached to this Current Report on Form 8-K as Exhibit 99.1. The Monthly Operating Report of Stinar HG,
Inc. is attached to this Current Report on Form 8-K as Exhibit 99.2.

    The information in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1 and 99.2, are being "furnished" pursuant to General Instruction B.2 of
Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities
Exchange Act of 1934, as amended (the "Exchange Act"), is not subject to the liabilities of that section and is not deemed incorporated by reference in any of the Company's filings under the
Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Cautionary Statements Regarding the Monthly Operating Reports
    The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the
Company. The Monthly Operating Reports are limited in scope and have been prepared solely for the purpose of complying with requirements of the
 Bankruptcy Court. The Monthly
Operating Reports were not reviewed by independent accountants, are in a format prescribed by applicable bankruptcy laws, and are subject to future adjustment. The financial infonnation in the Monthly Operating Reports was not prepared in accordance with accounting principles
generally accepted in the United States ("GAAP") and, therefore, may exclude items required by
GAAP, such as certain reclassifications, non-cash items, accruals, valuations and disclosures.
The Monthly Operating Reports also contain information for periods which are different from the historical periods required in the Company's reports pursuant to the Securities Exchange Act
of 1934, as amended (the "Exchange Act"), and such information might not be indicative of the
Company's financial condition or operating results for a period that would be reflected in the
Company's financial statements or its reports pursuant to the
 Exchange Act. Infonnation set
forth in the Monthly Operating Reports should not be viewed as indicative of future results.


Item 9.01. Financial Statements and Exhibits.


(d) Exhibits
99.1	Monthly Operating Report of Oakridge Holdings, Inc. for the
Period of November 1,
2017 through November 30, 2017, filed with the Bankruptcy
Court on December 20,
2017
99.2	Monthly Operating Report of Stinar HG, Inc. for the
Period of November 1, 2017
through November 30, 2017, filed with the Bankruptcy Court on December 20, 2017





SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: December 20 2017


OAKRIDGE
HOLDINGS,
INC.
(Registrant)
By:

/s/ Robert C. Harvey

Name: Robert C. Harvey


Title:   President,
Chief
Executive
Officer,
Chief
Financial
Officer and
Chairman of
the Board of
Directors